                 Exhibit 99 - Exhibit Index
                 __________________________






      UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549





       _____________________________________________



                          EXHIBITS

                         FILED WITH

                 Annual Report on Form 10-K

        For the Fiscal Year Ended December 31, 1995



       _____________________________________________




                     USLIFE Corporation

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


  3     (i)    -     Restated  Certificate   of   Incorporation,   as   amended,
               incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993, SEC File No.
               1-5683.

  3    (ii)    -   By-laws, as  amended and  restated,  incorporated  herein  by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1994, SEC File No. 1-5683.

  4    (i)     -  See Exhibit 3(i).

       (ii) - Indenture dated as of October 1, 1982 (9.15% Notes due June 15, 1999, 6.75% Notes due January 15, 1998, and 6.375% Notes due
               June 15, 2000) incorporated herein by reference to USLIFE's Registration Statement No. 2-79559 on Form S-3.

               Agreements or instruments with respect to long-term debt which are not filed as exhibits hereto do not in total exceed 10% of USLIFE's consolidated total assets and USLIFE agrees to furnish a copy thereof to the Commission upon request.

       (iii) - Amended and Restated Rights Agreement, dated as of September 27, 1994, between USLIFE Corporation and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Rights Agent, relating to Common Stock Purchase Rights issued by USLIFE on July 10, 1986, incorporated herein by reference to USLIFE's Report on Form 8-K dated October 12, 1994, SEC File No. 1-5683.

 10 *  (i)     - Employment  contract dated  as of  April 1, 1989 between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989, SEC File No. 1-5683.

    *  (ii)    -  First Amendment dated as of May 1, 1989 to employment contract dated as  of April  1, 1989 between USLIFE Corporation and Gordon
               E. Crosby,  Jr., incorporated  herein by  reference  to  USLIFE's
               Quarterly Report  on Form  10-Q for  the quarter  ended June  30,
               1989, SEC File No. 1-5683.

    *  (iii)   -   Second Amendment  dated as  of  May  1,  1990  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990, SEC File No. 1-5683.

    *  (iv)    -  Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June
               30, 1991, SEC File No. 1-5683.

    *  (v)     -   Fourth Amendment  dated as  of  May  1,  1992  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, SEC File No. 1-5683.

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


    *  (vi)    -   Fifth Amendment  dated as  of February  1, 1993 to employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1992, SEC File No. 1-5683.

    *  (vii)   -  Sixth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June
               30, 1993, SEC File No. 1-5683.

    *  (viii)  -   Seventh Amendment  dated as  of May  1,  1994  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, SEC File No. 1-5683.

    *  (ix)    -   Eighth Amendment  dated as  of  May  1,  1995  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

    *   (x)    -   Employment contract  dated as of April 1, 1989 between USLIFE
               Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989, SEC File No. 1-5683.

    *  (xi)    -  First Amendment dated as of May 1, 1989 to employment contract dated as  of April  1, 1989, between USLIFE Corporation and Greer
               F.  Henderson,  incorporated  herein  by  reference  to  USLIFE's
               Quarterly Report  on Form  10-Q for  the quarter  ended June  30,
               1989, SEC File No. 1-5683.

    *  (xii)   -   Second Amendment  dated as  of  May  1,  1990  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990, SEC File No. 1-5683.

    *  (xiii)  -  Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991, SEC File No. 1-5683.

    *  (xiv)   -   Fourth Amendment  dated as  of  May  1,  1992  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, SEC File No. 1-5683.

    *  (xv)    -  Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June
               30, 1993, SEC File No. 1-5683.

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


    *  (xvi)   -  Sixth Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June
               30, 1994, SEC File No. 1-5683.

    *  (xvii)  -   Seventh Amendment  dated as  of May  1,  1995  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

    *  (xviii) -   Employment contract  dated as of April 1, 1989 between USLIFE
               Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989, SEC File No. 1-5683.

    *  (xix)   -  First Amendment dated as of May 1, 1989 to employment contract dated  as  of  April  1,  1989  between  USLIFE  Corporation  and
               Christopher  S.   Ruisi,  incorporated  herein  by  reference  to
               USLIFE's Quarterly Report on Form 10-Q for the quarter ended June
               30, 1989, SEC File No. 1-5683.

    *   (xx)   -   Second Amendment  dated as  of  May  1,  1990  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990, SEC File No. 1-5683.

    *  (xxi)   -  Third Amendment dated as of May 1, 1991 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June
               30, 1991, SEC File No. 1-5683.

    *  (xxii)  -   Fourth Amendment  dated as  of  May  1,  1992  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, SEC File No. 1-5683.

    *  (xxiii) -  Fifth Amendment dated as of May 1, 1993 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993, SEC File No. 1-5683.

    *  (xxiv)  -  Sixth Amendment dated as of May 1, 1994 to employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, SEC File No. 1-5683.

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


    *  (xxv)   -   Seventh Amendment  dated as  of May  1,  1995  to  employment contract dated  as of  April 1,  1989, as amended, between USLIFE
               Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

    *  (xxvi)  -   Employment contract dated as of April 16, 1990 between USLIFE
               Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990, SEC File No. 1-5683.

    *  (xxvii) -  First Amendment dated as of May 1, 1991 to employment contract dated as of April 16, 1990 between USLIFE Corporation and William
               A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991, SEC File No. 1-5683.

    * (xxviii) -   Second  Amendment  dated  as of  May 1,  1992  to  employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, SEC File No. 1-5683.

    *  (xxix)  -   Third Amendment  dated as  of October  1, 1992  to employment contract dated  as of  April 16, 1990, as amended, between USLIFE
               Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992, SEC File No. 1-5683.

    *  (xxx)   -  Third Amendment dated as of May 1, 1993 to employment contract
               dated  as   of  April   16,  1990,  as  amended,  between  USLIFE
               Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993, SEC File No. 1-5683.

    *  (xxxi)  -   Fourth Amendment  dated as  of  May  1,  1994  to  employment contract dated  as of  April 16, 1990, as amended, between USLIFE
               Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, SEC File No. 1-5683.

    *  (xxxii) -   Fifth Amendment  dated as  of January  1, 1995  to employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

    * (xxxiii) -  Sixth Amendment dated as of May 1, 1995 to employment contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

    *  (xxxiv) -   Form of  Key Executive  Employment Protection Agreement dated
               November 14,  1995, between  USLIFE  Corporation  and  Gordon  E.
               Crosby, Jr., Greer F. Henderson, Christopher S. Ruisi, and William A. Simpson.

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


    *  (xxxv)  -   Form of  Employment and  Key Executive  Employment Protection
               Agreement dated November 14, 1995, between USLIFE Corporation and
               Wesley E.  Forte, A.  Scott Bushey,  Arnold A.  Dicke,  James  M.
               Schlomann and John D. Gavrity.

    *  (xxxvi) -   Form of  Key Executive  Employment Protection Agreement dated
               November 14, 1995, between USLIFE Corporation and Frank J. Auriemmo, Jr., Richard J. Chouinard, Richard G. Hohn, Michael LeFante and Neal M. Stern.

    * (xxxvii) -   Form of  Key Executive  Employment Protection Agreement dated
               November 27, 1995, between All American Life Insurance Company and James A. Bickler, USLIFE Real Estate Services Corporation and Philip G. Faulkner, The Old Line Life Insurance Company and James
               A. Griffin, USLIFE Insurance Services Corporation and Thomas L. Hendricks, USLIFE Credit Life Insurance Company and William M. Keeler, and dated January 24, 1996, between The United States Life Insurance Company In the City of New York and Ralph J. Cargiulo.

     (xxxviii) -   Lease dated as of December 30, 1986 between The United States
               Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1986, SEC File No. 1-5683.

       (xxxix) -   Amendment to Lease dated August 31, 1988 to Lease dated as of
               December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

        (xl) - Second Amendment to Lease dated November 16, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

        (xli) - Third Amendment to Lease dated May 10, 1989 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

        (xlii) - Fourth Amendment to Lease dated April 14, 1995 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

        xliii) -   Fifth  Amendment to  Lease dated  as  of December 26, 1995 to
               Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York.

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


        (xliv) - Sixth Amendment to Lease dated as of December 26, 1995 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York.

        (xlv) - Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp. for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

        (xlvi) - February 9, 1989 Amendment to Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp. for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

    *  (xlvii) -   1978 Stock  Option Plan,  as amended,  incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, SEC File No. 1-5683.

    * (xlviii) -   1981  Stock Option Plan, incorporated  herein by reference to
               USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, SEC File No. 1-5683.

    *  (il)    -     USLIFE   Corporation   Non-Employee   Directors'   Deferred
               Compensation Plan, as amended January 23, 1996.

    *  (l)     -   USLIFE Corporation  Book  Unit  Plan,  as  amended  effective
               September 1,  1995, incorporated  herein by reference to USLIFE's
               Quarterly Report on Form 10-Q for the quarter ended September 30,
               1995, SEC File No. 1-5683.

    *  (li)    -   USLIFE Corporation  Retirement Plan for Outside Directors (as
               amended January 23, 1996).

    *  (lii)   -  USLIFE Corporation Restricted Stock Plan, as amended effective
               September 1,  1995, incorporated  herein by reference to USLIFE's
               Quarterly Report on Form 10-Q for the quarter ended September 30,
               1995, SEC File No. 1-5683.

    *  (liii)  -    USLIFE  Corporation  1991  Stock  Option  Plan,  as  amended effective September 1, 1995, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended
               September 30, 1995, SEC File No. 1-5683.

    *  (liv)   -   USLIFE Corporation Non-Employee Directors' Stock Option Plan,
               incorporated herein  by reference  to Exhibit  4(a)  to  USLIFE's
               Registration Statement  No. 33-53265  on Form S-8 dated April 25,
               1994.

    *  (lv)    -   Annual Incentive  Plan, as  amended  October  25,  1994,  for
               Selected Key Officers of USLIFE Corporation and its Subsidiaries, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1994, SEC File No. 1-
               5683.

    *  (lvi)   -   USLIFE Corporation  Executive Officer  Deferred  Compensation
               Plan (as amended January 23, 1996).

                               USLIFE Corporation
                               Index to Exhibits


Exhibit
Number                        Exhibit
_______                       _______


    *  (lvii)  -   USLIFE Corporation 1993 Long-Term Incentive Award Guidelines,
               as amended,  incorporated herein  by reference to USLIFE's Annual
               Report on  Form 10-K  for the  year ended  December 31, 1994, SEC
               File No. 1-5683.

    *  (lviii) -     USLIFE  Corporation   Supplemental  Employee   Savings  and
               Investment Plan (as amended January 23, 1996).

    *  (lix)   -   USLIFE Corporation  Supplemental Retirement  Plan (as amended
               January 23, 1996).

    *  (lx)    -   Trust Agreement  made  as  of  March  1,  1994,  as  amended, effective January  23, 1996,  among USLIFE  Corporation, Chemical
               Bank,   and KPMG  Peat Marwick  LLP (as  independent  contractor)
               establishing a trust to fund certain employment contracts and the USLIFE Corporation Executive Officer Deferred Compensation Plan.

    *  (lxi)   -   Trust Agreement  made  as  of  March  1,  1994,  as  amended, effective January  23, 1996,  among USLIFE  Corporation, Chemical
               Bank and  KPMG  Peat  Marwick  LLP  (as  independent  contractor)
               establishing a  trust to fund the USLIFE Corporation Supplemental
               Retirement  Plan   and  the  Supplemental  Employee  Savings  and
               Investment Plan.

    *  (lxii)  -   Trust Agreement  made  as  of  March  1,  1994,  as  amended, effective January  23, 1996,  among USLIFE  Corporation, Chemical
               Bank and KPMG Peat Marwick LLP (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement
               Plan for  Outside Directors  and the  USLIFE Corporation Deferred
               Compensation Plan for outside directors.

 12            -  Computations of ratios of earnings to fixed charges.

 21            -  List of Subsidiaries.

 23            -   Consent of Independent Certified Public Accountants
               incorporated by reference to page 42 of USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995.

 27            -  Financial Data Schedule.

 99 (i)        -   Annual Report  on Form  11-K of  USLIFE Corporation  Employee
               Savings and Investment Plan for the plan year ended December 31, 1995 (to be filed within 120 days of fiscal year end of Plan).

 99 (ii) - Trust Agreement made as of December 6, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank), and KPMG Peat Marwick LLP (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990, SEC File No. 1-5683.

 99 (iii) - Amendment, effective January 23, 1996, to the Trust Agreement made as of December 6,1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical
               Bank), and KPMG Peat Marwick LLP (as independent contractor) establishing a trust to fund the USLIFE Corporation Retirement Plan.


    * Indicates a management contract or compensatory plan or arrangement.